                                                                  EXHIBIT 10.11


              AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT

         This Amendment Number Two to Loan and Security Agreement ("Amendment") is entered into as of July 7, 1998, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and CELEBRITY, INC., a Texas corporation, and certain of its subsidiaries (collectively, the "Borrowers"), in light of the following:

         FACT ONE: Borrowers and Foothill have previously entered into that certain Loan and Security Agreement, dated as of January 30, 1998 as amended by Amendment Number One to Loan and Security Agreement, dated as of June 5, 1998 (the "Agreement").

         FACT TWO: Borrowers and Foothill desire to amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2. AMENDMENTS.

                  2.1 Section 1.1 of the Agreement is hereby amended by adding the following new definitions thereto:

                  "Bridge Advances" means Advances made pursuant to
         Section 2.1(a)(w).

                  "Bridge Limit" means the following amounts during the following periods:

                   Period                              Bridge Limit
                   ------                              ------------
         July 7, 1998 through October 10, 1998          $1,000,000
         October 11, 1998 through October 17, 1998      $  750,000
         October 18, 1998 through October 24, 1998      $  500,000
         October 25, 1998 through October 31, 1998      $  250,000
         November 1, 1998 and thereafter                $      0 ;

         provided, however, that on the consummation of the Permitted Sale/Leaseback, irrespective of whether that occurs prior to November 1, 1998, the Bridge Limit shall be $0.

                  "Bridge Period" means the period of time commencing on June 15, 1998 and ending on the earlier to occur of (a) October 31, 1998, and (b) the consummation of the Permitted Sale/Leaseback.

                  "Color Concepts Inventory" means any Inventory of Exotics that was purchased by Celebrity pursuant to the Color Concepts Purchase, and any Inventory of the "Color Concepts" division of Celebrity purchased subsequent to the Color Concepts Purchase that is of the same type as that purchased by Exotics prior to the Color Concepts Purchase and that is stored and reported separately from all other Inventory of Celebrity.

                  "Color Concepts Purchase" means the purchase by Celebrity of substantially all of the Equipment and Inventory of Exotics, at book value and on other terms and conditions disclosed in advance and reasonably acceptable to Foothill.

                  "RHP" means RHP Management, LLC, a Texas limited liability company.

                  "RHP Loan" means that certain $500,000 loan by RHP to Celebrity, dated on or about December 10, 1997 and evidenced by a Promissory Note, Amended and Restated as of such date.

                  "RHP Senior Loan" means that certain $500,000 loan by RHP to Celebrity, dated on or about July 7, 1998 and evidenced by a Promissory Note as of such date.

                  2.2 The definition of "Excess Availability" is hereby amended to read as follows:

                  "Excess Availability" means the amount, as determined by Foothill at any time, equal to: (a) (i) the amount of the Advances available to Borrowers as of such time based upon the applicable lending formulas set forth in Section 2.1 (exclusive of clause (w) thereof), subject to the sublimits and reserves from time to time established in accordance with Sections 2.1(b), 6.15 and 10, minus (b) the sum of (i) the amount of the outstanding Obligations (including Letters of Credit), plus (ii) the aggregate amount of trade payables payable by Borrowers that are more than 90 days from invoice date.

                  2.3 The definition of "Subordination Agreement" is hereby amended to read as follows:

                  "Subordination Agreement" means that certain Amended and Restated Subordination Agreement, dated on or about July 7, 1998 between Foothill and RHP.

                  2.4 Section 2.1(a) of the Agreement is hereby amended to read as follows:

                  (a) Subject to the terms and conditions of this Agreement, Foothill agrees to make advances ("Advances") to Borrowers in an amount outstanding not to exceed at any one time the lesser of (i) the Maximum Revolving Amount less the outstanding balance of all undrawn or unreimbursed Letters of Credit, or (ii) the Borrowing Base less (A) the aggregate amount of all undrawn or unreimbursed Letters of Credit (other than Inventory Letters of Credit), less (B) 35% of the aggregate amount of all undrawn or unreimbursed Inventory Letters of Credit issued respecting Inventory of Celebrity (other than the Color Concepts Inventory), Florist Supplies, or Star, and less (C) 50% of the aggregate amount of all undrawn and unreimbursed Inventory Letters of Credit issued respecting Inventory of Cluett, and less (D) 70% of the aggregate amount of all undrawn or unreimbursed Inventory Letters of Credit issued respecting Inventory of Exotics or Color Concepts Inventory. For purposes of this Agreement, "Borrowing Base", as of any date of determination, shall mean the result of:

                      (w) the Bridge Limit (during the Bridge Period only), plus

                      (x) the lesser of (i) (1) 50% of the value of the MJDesigns Account (so long as it remains an Eligible Account) plus (2) 85% of all other Eligible Accounts, less (3) the amount, if any, of the Dilution Reserve, and (ii) an amount equal to Borrowers' Collections with respect to Accounts for the immediately preceding 90 day period, plus

                      (y) the least of (i) 1.50 times the credit availability created by clause (x) above, (ii) $17,500,000, and (iii) 65% of the Value of Eligible Inventory of Celebrity (other than the Color Concepts Inventory), Florist Supplies, and Star plus 50% of the Value of Eligible Inventory of Cluett plus 30% of the Value of Eligible Inventory of Exotics and the Color Concepts Inventory (but in no event shall Advances against Eligible In-Transit Inventory of Borrowers exceed, in the aggregate at any one time, $2,500,000, and in no event shall the aggregate Advances against Eligible Inventory of Borrowers, plus the outstanding principal balance of the Term Loan, exceed, at any one time, the lower of: (1) the applicable OLV Multiplier times the OLV of Borrowers' Inventory or (2) the applicable

         Value Multiplier times the Value of Borrowers' Inventory) minus the amount of the Inventory Reserve (if any), minus

                      (z) the aggregate amount of reserves, if any, established by Foothill under Sections 2.1(b), 6.15 and 10.

                  2.5 Section 2.2(a)(i) of the Agreement is hereby amended to read as follows:

                      (i) the sum of 35% of the aggregate amount of all undrawn and unreimbursed Inventory Letters of Credit issued respecting Inventory of Celebrity (other than the Color Concepts Inventory), Florist Supplies, or Star, plus 50% of the aggregate amount of all undrawn and unreimbursed Inventory Letters of Credit issued respecting Inventory of Cluett, plus 70% of the aggregate amount of all undrawn and unreimbursed Inventory Letters of Credit issued respecting Inventory of Exotics and the Color Concepts Inventory, plus 100% of the aggregate amount of all other types of undrawn and unreimbursed Letters of Credit, would exceed the Borrowing Base less the amount of outstanding Advances; or

                  2.6 Sections 2.6(a) and 2.6(c) of the Agreement are hereby amended to read as follows:

                  (a) Interest Rate. Except as provided in clause (c) below,
         (i) all Obligations (except for undrawn Letters of Credit, Bridge Advances, and the Term Loan) shall bear interest on the Daily Balance at a per annum rate of 1.50 percentage points above the Reference Rate, and (ii) Bridge Advances and the Term Loan shall bear interest at a per annum rate of 12.5%.

                                     . . .

                  (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default, (i) all Obligations (except for undrawn Letters of Credit, Bridge Advances, and the Term Loan) shall bear interest on the Daily Balance at a per annum rate equal to 4.50 percentage points above the Reference Rate, and (ii) Bridge Advances and the Term Loan shall bear interest at a per annum rate equal to 15.5%, and (iii) the Letter of Credit fee provided in Section 2.6(b) shall be increased to 4.50% per annum times the aggregate undrawn amount of all Letters of Credit outstanding as of the end of each day.

                  2.7 Section 7.1(e) of the Agreement is hereby amended to read as follows:

                  (e) the RHP Loan and the RHP Senior Loan;

                  2.8 Section 7.8(a) of the Agreement is hereby amended in its entirety to read as follows:

                  (a) Prepay, redeem, retire, defease, purchase, or otherwise acquire any Indebtedness owing to any Person, except (i) payments of the Obligations in accordance with this Agreement, (ii) in connection with a refinancing permitted by Section 7.1(f); (iii) prepayments of the Senior Real Estate Loan from a Permitted Sale/Leaseback; (iv) in connection with Permitted Equipment Dispositions; and, (v) upon prior notice to Foothill specifying such contemplated payment, and so long as no Event of Default has occurred and is continuing (or would arise from the making of such payment), repayments of the RHP Senior Loan and the RHP Loan, pursuant to the terms of the Subordination Agreement, and

                  2.9 Section 8.13 of the Agreement is hereby amended to read as follows:

                  8.13 If the obligation of any guarantor under its guaranty, of RHP under the Subordination Agreement, or of any other third Person under any Loan Document is breached, limited or terminated by operation of law or by the guarantor, the subordinating creditor, or such other third Person thereunder, or any such guarantor, such subordinating creditor or other third Person becomes the subject of an Insolvency Proceeding.

         3. COLOR CONCEPTS PURCHASE. Notwithstanding anything contained in the Agreement to the contrary, Foothill hereby consents to the Color Concepts Purchase, provided that all material terms thereof are disclosed in writing to Foothill and are reasonably acceptable to Foothill, as confirmed by Foothill in writing, prior to the consummation of such transaction.

         4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to Foothill that all of such Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

         5. NO DEFAULTS. Each Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

         6. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Foothill of:

                  (a) an executed copy of this Amendment;

                  (b) an availability forecast through September 30, 1998, satisfactory to Foothill;

                  (c) a release, fully executed by the Borrowers and RHP, satisfactory to Foothill;

                  (d) a fully executed Subordination Agreement;

                  (e) a copy of the promissory note evidencing the RHP Senior Loan bearing the legend thereon required by the Subordination Agreement and evidence that the RHP Senior Loan has been fully funded; and

                  (f) a fully executed copy of Borrowers' engagement letter with American Corporate Real Estate, Inc., or a similar firm acceptable to Foothill, pursuant to which Borrowers have engaged such firm to conduct the Permitted Sale/Leaseback, which letter is satisfactory to Foothill.

         7. COSTS AND EXPENSES. Borrowers shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

         8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation

                                            By: /s/ ALBERT R. JOSEPH
                                                --------------------------------

                                            Title: Vice President
                                                  ------------------------------

                                            CELEBRITY, INC.,
                                            a Texas corporation

                                            By: /s/ ROBERT H. PATTERSON JR.
                                                --------------------------------

                                            Title: Chairman
                                                  ------------------------------

                                            THE CLUETT CORPORATION,
                                            a California corporation

                                            By: /s/ ROBERT H. PATTERSON JR.
                                                --------------------------------

                                            Title: Chairman
                                                  ------------------------------

                                            STAR WHOLESALE FLORIST, INC.,
                                            a Texas corporation

                                            By: /s/ ROBERT H. PATTERSON JR.
                                                --------------------------------
                                            Title: President
                                                  ------------------------------

                                            INDIA EXOTICS, INC.,
                                            a Texas corporation

                                            By: /s/ ROBERT H. PATTERSON JR.
                                                --------------------------------

                                            Title: Chairman
                                                  ------------------------------

                                            VALUE FLORIST SUPPLIES, INC.,
                                            a Texas corporation

                                            By: /s/ ROBERT H. PATTERSON JR.
                                                --------------------------------
                                            Title: President
                                                  ------------------------------

         The undersigned has executed a Continuing Guaranty in favor of Foothill Capital Corporation ("Foothill") respecting the obligations of the above-referenced Borrowers owing to Foothill. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Continuing Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates Foothill to notify the undersigned of any changes in the financial accommodations made available to the Borrowers or to seek reaffirmations of the Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                                MAGICSILK, INC.,
                                                a Texas corporation

                                                By: /s/ ROBERT H. PATTERSON JR.
                                                    ----------------------------

                                                Name: Robert H. Patterson Jr.
                                                      --------------------------

                                                Title: Chairman
                                                       -------------------------